TRI-CONTINENTAL CORPORATION
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.






                           TRI-CONTINENTAL CORPORATION

                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

                                                                   CETRI3a 3/99



                            FIRST QUARTER REPORT 1999







                                 TRI-CONTINENTAL
                                   CORPORATION













                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION

To the Stockholders:

   For the first quarter of 1999, Tri-Continental Corporation posted a total return of 2.38% based on net asset value and 2.17% based on market price. During the same time, the Lipper Closed-End Growth & Income Funds Average posted a total return of -0.19% and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) posted a total return of 4.98%.

   The US economy remained strong during the first quarter, and inflation remained benign. Growth continued to be driven by consumers. Consumer confidence levels remained high as a result of low unemployment, low inflation, and increasing valuations on financial and other assets, including homes.

   Against this favorable economic backdrop, many of the largest market-capitalized stocks continued to soar to new highs. As the Dow Jones Industrial Average, which consists of only 30 large-company stocks, broke through the much-hyped 10000 mark in March, small- and mid-capitalization stocks languished. In fact, the performance disparity between larger and smaller issues reached unprecedented levels. Investors continued to pursue past market performance, with little regard for valuations and company fundamentals. In addition to the increasing narrowness of the market, share price volatility was rising even though the outlook for US corporate profits started to improve during the past three months.

   We expect that stock price movements will soon begin to correspond to fundamentals to a greater degree. US corporate profits are once again on the rise, a trend that began in the fourth quarter of 1998 with 3% profit growth, and one that we believe will continue, with profit growth between 6% and 10% forecast for calendar year 1999. In addition, global economic turmoil seems to be abating, and the US economy appears poised for yet another year of expansion, albeit at a slower pace. For the largest companies, which enjoyed spectacular run-ups during 1998, we believe these positive fundamentals are nearly or fully reflected in current prices. However, there are broad areas of the market -- particularly small- and mid-capitalization stocks -- that seem more attractive because they are trading at lower valuations in spite of strong fundamentals. It is these areas that we believe will provide the greatest opportunities during the coming year.

   Tri-Continental Corporation's manager, J. & W. Seligman & Co. Incorporated, considers the impact of the Year 2000 (Y2K) computer issue on the companies in which the Corporation invests. In addition, Seligman continues to work to ensure that all its operations are prepared for the challenges posed by Y2K, and we are confident that there will be no disruption in the investment and stockholder services provided by your Corporation as a result of Y2K.

   We appreciate your confidence in Tri-Continental Corporation and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Corporation's investment results and portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
----------------------
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President

April 30, 1999

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

[PICTURE]

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII,
JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT),
(SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS

(CO-PORTFOLIO MANAGER)

WHAT WERE TRI-CONTINENTAL'S INVESTMENT RESULTS IN THE FIRST QUARTER?

For the first three months of 1999, Tri-Continental Corporation posted a total return of 2.38% based on net asset value and 2.17% based on market price. These returns outpaced the Lipper Closed-End Growth & Income Funds Average, which returned -0.19%, but lagged the Standard & Poor's 500 Composite Stock Price Index (S&P 500), which returned 4.98%.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED TRI-CONTINENTAL CORPORATION IN THE FIRST QUARTER?

The overall environment remained positive for equities. US economic growth continued to be strong, with low inflation. In addition, during the first quarter, expectations for corporate profits improved, allowing the largest stocks to make further gains. However, the list of stocks participating in this market run-up became even narrower during this period. The largest stocks continued to hit new highs while many small- and mid-capitalization stocks languished. This narrowness benefited Tri-Continental in relation to its peer group, because the Corporation's portfolio contains many of these large stocks. However, the portfolio is well diversified across capitalization ranges, a fact that caused the Corporation to underperform against the large-cap dominated S&P
500. At the end of the first quarter, we did see signs that the market was beginning to broaden. This should be a positive development for Tri-Continental, because the Corporation holds a broader range of market capitalizations relative to the S&P 500.

WHAT WAS YOUR INVESTMENT STRATEGY?

Our investment strategy remained unchanged. We continued to pursue companies with attractive yields and reasonable valuations relative to their industry groups. Over time, we have found that companies with these characteristics generally offer superior returns with lower volatility, compared to lower-yielding securities with higher price-to-earnings ratios.

Throughout the first quarter, we avoided stocks that we believed were selling at multiples which reflected unrealistic earnings expectations. Instead, we focused on domestic companies with track records of stable earnings growth, strong fundamentals, and diversified international exposure.

                                                          (CONTINUED ON PAGE 4)

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

   Investment Results Per Common Share

   TOTAL RETURNS*
   FOR PERIODS ENDED MARCH 31, 1999

                                                       Average Annual
                                                  ------------------------------
                                        Three       One       Five         10
                                       Months*     Year       Years       Years
                                      --------     -----      -----       -----
      MARKET PRICE**                    2.17%     15.88%      21.34%     16.00%

      NET ASSET VALUE**                 2.38      14.82       21.14      17.05

      LIPPER CLOSED-END
        GROWTH &INCOME
        FUNDS AVERAGE***               (0.19)      4.73       19.25      15.35

      S&P 500***                        4.98      18.46       26.25      18.98

   PRICE PER SHARE


                                 March 31, 1999     December 31, 1998
                                ----------------   -------------------
        MARKET PRICE                 $29.00              $28.50

        NET ASSET VALUE               34.80               34.13



   DIVIDEND AND CAPITAL GAIN INFORMATION
   FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                                      Capital Gain
                                             ---------------------------------
                         Dividend Paid+        Realized          Unrealized
                        ---------------       -----------       -------------
                             $0.12               $1.16++          $10.33+++


    ------------------------------------------------------------------------
      The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   * Returns for periods of less than one year are not annualized.

  ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

 *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

   + Preferred Stockholders were paid dividends totaling $0.625 per share.

  ++ EXCLUDES $0.66 OF UNDISTRIBUTED REALIZED CAPITAL GAINS FROM 1998.

 +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 1999.

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

WHAT INDUSTRY GROUPS CONTRIBUTED TO TRI-CONTINENTAL'S INVESTMENT RESULTS?

The strongest industry group for the market as a whole, and one of the best-performing sectors of Tri-Continental's portfolio, was energy. In March, energy prices rebounded and these stocks moved up significantly. The capital goods sector also performed well for the portfolio. During this time, the extreme narrowness of the market made stock picking very important, and just one or two stocks within an industry group often made considerable contributions to Tri-Continental's overall performance.

WHAT INDUSTRY GROUPS DETRACTED FROM TRI-CONTINENTAL'S INVESTMENT RESULTS?

The weakest areas of the portfolio were transportation, telecommunications, and consumer staples. Consumer staple stocks were driven lower as investors moved out of companies that had little pricing flexibility. This was an area of the market that did not benefit from the low-inflation environment.

WHAT IS YOUR OUTLOOK?

We continue to be optimistic given the economic backdrop of low inflation and renewed corporate profit growth. Although some sectors are posting poor earnings and some companies are delivering disappointing earnings surprises, the stock market, as defined by the popular averages, continues to make new highs. Valuations for the largest stocks are at unprecedented levels. We believe that some of the best values in the market are now among small- and medium-sized companies. Tri-Continental has considerable exposure to those stocks, and should the market broaden, we expect that this exposure will benefit the portfolio. We intend to remain focused on companies with reasonable valuations, because we feel that the value of these stocks will be recognized by the market over the long term.

TRI-CONTINENTAL CORPORATION
LARGEST PORTFOLIO CHANGES
January 1 to March 31, 1999

                                     Shares or Prin. Amt.
                                   -------------------------
                                                  Holdings
Additions                           Increase       3/31/99
                                   ----------    ----------
COMMON STOCKS

Allstate Corporation (The)          1,100,000shs. 1,100,000shs.
Baxter International Inc.             175,000       575,000
Campbell Soup Company                 925,000       925,000
Electronic Data Systems
   Corporation                        375,000     1,275,000
Fort James Corporation                315,000     1,730,000
Pharmacia & Upjohn, Inc.              760,000       760,000
RJR Nabisco Holdings Corp.          2,000,000     2,000,000
Schlumberger Ltd.                     275,000       800,000
Sonat Inc.                          1,600,000     1,600,000

US GOVERNMENT SECURITIES
US Treasury Notes, 71/4%,
   8/15/2022                     $ 25,000,000  $ 25,000,000



                                     Shares or Prin. Amt.
                                   -------------------------
                                                  Holdings
Reductions                          Decrease       3/31/99
                                   ----------    ----------
COMMON STOCKS
American International
   Group, Inc.                        340,000shs.   425,000shs.
AT&T Corp.                            520,000       465,000
Anheuser-Busch Companies, Inc.        580,000       600,000
Chevron Corporation                   480,000             --
Crown Cork & Seal
   Company, Inc.                    1,100,000             --
DaimlerChrysler Corporation           269,999       580,000
Dana Corporation                      575,000             --
General Mills, Inc.                   520,000             --
MCI WorldCom, Inc.                    750,000       470,000

US GOVERNMENT SECURITIES
US Treasury Notes, 51/4%,
   11/15/2028                    $ 25,000,000            --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.


10 LARGEST HOLDINGS

March 31, 1999

---------------------------------------------------------------

                                                   Value
---------------------------------------------------------------

Microsoft Corporation                          $153,205,313
General Electric Company                        129,409,125
United Technologies Corporation                 126,634,063
Exxon Corporation                                89,967,187
American Home Products Corporation               84,825,000
Citigroup Inc.                                   83,676,250
Bank of New York Company, Inc.                   77,625,000
Merck & Co., Inc.                                76,980,000
Intel Corporation                                76,080,000
BP Amoco plc (ADRs)                              73,179,688

---------------------------------------------------------------

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (unaudited)


                                       Shares         Value
                                      --------      ---------

COMMON STOCKS - 88.5%

AEROSPACE - 0.6%
General Dynamics Corporation         400,000    $ 25,700,000
                                                ------------

AUTOMOTIVE AND
   RELATED - 2.3%
DaimlerChrysler Corporation          580,000    $ 49,771,250
Ford Motor Company                   800,000      45,400,000
                                                ------------
                                                $ 95,171,250
                                                ------------

BASIC MATERIALS - 0.6%
Alcoa Inc.                           550,000    $ 22,653,125
                                                ------------

CHEMICALS - 0.8%
duPont (E.I.) de Nemours
   and Company                       595,000    $ 34,547,188
                                                ------------

COMMUNICATIONS - 6.0%
AT&T Corp.                           465,000    $ 37,112,813
Ameritech Corporation                955,000      55,270,625
GTE Corporation                    1,190,000      71,995,000
MCI WorldCom, Inc.*                  470,000      41,609,688
SBC Communications, Inc.             800,000      37,700,000
                                                ------------
                                                $243,688,126
                                                ------------
COMMUNICATION
   EQUIPMENT - 0.9%
Lucent Technologies Inc.             365,000    $ 39,328,750
                                                ------------

COMPUTER AND
   BUSINESS SERVICES - 11.4%
Cisco Systems, Inc.*                 415,000    $ 45,481,406
Dell Computer Corporation            530,000      21,680,312
Electronic Data Systems
   Corporation                     1,275,000      62,076,562
Intel Corporation                    640,000      76,080,000
International Business Machines
   Corporation                       390,000      69,127,500
Microsoft Corporation*             1,710,000     153,205,313
Xerox Corporation                    700,000      37,362,500
                                                ------------
                                                $465,013,593
                                                ------------
CONSUMER GOODS
   AND SERVICES - 10.2%
Anheuser-Busch Companies, Inc.       600,000    $ 45,712,500
Campbell Soup Company                925,000      37,635,937
Coca-Cola Company (The)              635,000      38,973,125
ConAgra, Inc.                      2,500,000      63,906,250
Fortune Brand, Inc.                  239,500       9,265,656
PepsiCo, Inc.                        990,000      38,795,625
Philip Morris Companies, Inc.      1,430,000      50,318,125
Procter & Gamble
   Company (The)                     375,000      36,726,562
RJR Nabisco Holdings Corp.         2,000,000      50,000,000
Sara Lee Corporation               1,950,000      48,262,500
                                                ------------
                                                $419,596,280
                                                ------------

DIVERSIFIED - 1.4%
AlliedSignal Inc.                  1,180,000    $ 58,041,250
                                                ------------

DRUGS AND
   HEALTH CARE - 12.3%
Abbott Laboratories                1,080,000    $ 50,557,500
American Home Products
   Corporation                     1,300,000      84,825,000
Baxter International Inc.            575,000      37,950,000
Bristol-Myers Squibb Company       1,130,000      72,673,125
Johnson & Johnson                    555,000      51,996,562
Merck & Co., Inc.                    960,000      76,980,000
Pharmacia & Upjohn, Inc.             760,000      47,405,000
Pfizer Inc.                          345,000      47,868,750
Schering-Plough Corporation          600,000      33,187,500
                                                ------------
                                                $503,443,437
                                                ------------
ELECTRIC AND
   GAS UTILITIES - 4.5%
DQE Inc.                           1,000,000    $ 38,375,000
Sonat Inc.                         1,600,000      48,000,000
Unicom Corporation                 1,155,000      42,229,688
Williams Companies, Inc. (The)     1,400,000      55,300,000
                                                ------------
                                                $183,904,688
                                                ------------

ELECTRONICS - 1.6%
Raytheon Company Class "B"         1,100,000    $ 64,487,500
                                                ------------
--------------------------
See footnotes on page 7

TRI-CONTINENTAL CORPORATION
                                                                 March 31, 1999

                                   Shares or
                                   Print. Amt       Value
                                   ----------     ---------
ENERGY - 7.8%
BP Amoco plc (ADRs)
   (United Kingdom)                  725,000    $  73,179,688
Exxon Corporation                  1,275,000       89,967,187
Mobil Corporation                    630,000       55,440,000
Royal Dutch Petroleum
   Company (Netherlands)           1,030,000       53,560,000
Schlumberger Ltd.                    800,000       48,150,000
                                                -------------
                                                $ 320,296,875
                                                -------------
FINANCE AND
   INSURANCE - 15.0%
Allstate Corporation (The)         1,100,000    $  40,768,750
American General Corporation       1,000,000       70,500,000
American International
   Group, Inc.                       425,000       51,265,625
BankAmerica Corporation              850,000       60,031,250
Bank of New York
   Company, Inc.                   2,160,000       77,625,000
Chubb Corporation (The)              625,000       36,601,563
Citigroup Inc.                     1,310,000       83,676,250
Fannie Mae                           720,000       49,860,000
Mellon Bank Corporation              750,000       52,781,250
J. P. Morgan & Co. Incorporated      300,000       37,012,500
Washington Mutual, Inc.            1,344,000       54,936,000
                                                -------------
                                                $ 615,058,188
                                                -------------
MANUFACTURING AND
   INDUSTRIAL
   EQUIPMENT - 6.9%
GATX Corporation                     760,000    $  25,032,500
General Electric Company           1,169,800      129,409,125
United Technologies Corporation    1,169,800      126,634,063
                                                -------------
                                                $ 281,075,688
                                                -------------
PAPER AND
   FOREST PRODUCTS - 2.2%
Fort James Corporation             1,730,000    $  54,819,375
Mead Corporation (The)             1,080,000       33,210,000
                                                -------------
                                                $  88,029,375
                                                -------------
PUBLISHING - 0.6%
Gannett Company, Inc.                400,000    $  25,200,000
                                                =============
RETAIL TRADE - 2.7%
May Department Stores
   Company                         1,192,500    $  46,656,562
Wal-Mart Stores, Inc.                705,000       64,992,187
                                                -------------
                                                $ 111,648,749
                                                -------------

                               Shares or
                               Prin. Amt.         Value
                                --------         ---------
TRANSPORTATION - 0.7%
Norfolk Southern Corporation   1,055,000shs.    $   27,825,625
                                                --------------

TOTAL COMMON STOCKS
  (Cost: $2,412,171,903)                        $3,624,709,687
                                                --------------

US GOVERNMENT
   SECURITIES - 7.1% US Treasury Notes:
  4 5/8%, 11/30/2000        $ 50,000,000        $   49,687,500
  6 3/8%, 9/30/2001           50,000,000            51,500,000
  5 3/4%, 8/15/2003           25,000,000            25,507,825
  6 5/8%, 5/15/2007          125,000,000           134,765,625
  7 1/4%, 8/15/2022           25,000,000            29,187,500
                                                --------------

TOTAL US GOVERNMENT
   SECURITIES
  (Cost: $299,947,266)                          $  290,648,450
                                                --------------

TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.4%
  (Cost: $14,757,556)                           $   15,848,705
                                                --------------

SHORT-TERM HOLDINGS - 3.8%
  (Cost: $156,200,000)                          $  156,200,000
                                                --------------

TOTAL INVESTMENTS - 99.8%
  (Cost: $2,883,076,725)                        $4,087,406,842

OTHER ASSETS
   LESS LIABILITIES - 0.2%                           7,607,161
                                                --------------

NET INVESTMENT ASSETS - 100.0%                  $4,095,014,003
                                                ==============
--------------
* Non-income producing security.
+ Restricted security.

Note: Investments in US Government securities, stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

   Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also purchase additional shares directly through the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may contribute up to $2,000 per year to a Traditional IRA provided you have earned income and are under age 701/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRA may be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your modified contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 1999 is less than $31,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $51,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 1998 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

STOCK REPURCHASE PROGRAM. In November 1998, the Board of Directors authorized a stock repurchase program through which Tri-Continental may repurchase up to 7.5% of its then-outstanding common stock as long as its discount to net asset value remains wider than 10%. The repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Corporation's common stock in the marketplace. As of March 31, 1999, a total of 1,789,095 shares had been repurchased. This is approximately 1.62% of the shares outstanding as of November 19, 1998, when the buy-back program was announced.

TRI-CONTINENTAL CORPORATION


For information about your Corporation, write to Corporate Communications, J.& W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017. If you want information about your investment account, write to Stockholder Services, Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

IMPORTANT TELEPHONE NUMBERS



-----------------------------------------------------------------------------------------------
STOCKHOLDER                        RETIREMENT PLAN                    24-HOUR AUTOMATED
SERVICES                           SERVICES                           TELEPHONE ACCESS SERVICE
(800) TRI-1092                     (800) 445-1777                     (800) 622-4597
(8:30 a.m. to 6:00 p.m. EST)       (8:30 a.m. to 6:00 p.m. EST)
-----------------------------------------------------------------------------------------------